PROSPECTUS
Advanced Series Trust
November 19, 2007
The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
AST Conservation Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
AST Neuberger Berman-Mid Cap Growth Portfolio	AST Mid-Cap Value Portfolio
AST Cohen & Steers Realty Portfolio	AST Western Asset Core Plus Bond Portfolio

Table of Contents

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives and Principal Strategies
10	Principal Risks
14	Past Performance
22	Fees and Expenses of the Portfolios
23	Example

24	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
24	Investment Objectives & Policies

33	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
33	Additional Investments & Strategies

37	HOW THE FUND IS MANAGED
37	Board of Trustees
37	Investment Managers
38	Investment Management Fees
38	Investment Subadvisers
39	Portfolio Managers

42	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
42	Purchasing Shares of the Portfolios
42	Frequent Purchases or Redemptions of Portfolio Shares
43	Net Asset Value
44	Distributor

45	OTHER INFORMATION
45	Federal Income Taxes
45	Monitoring for Possible Conflicts
45	Disclosure of Portfolio Holdings

46	FINANCIAL HIGHLIGHTS
46	Introduction

51	APPENDIX
Description of Certain Debt Securities Ratings

INTRODUCTION

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 49 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of American Skandia Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company (collectively, Prudential) and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company). Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives and Principal Strategies

AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each of the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

These portfolios are "funds of funds." That means that each invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the portfolios. Currently, the only Underlying Portfolios in which they invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

The asset allocation strategy for each portfolio is determined by Prudential Investments LLC (PI). As a general matter, PI begins by constructing a neutral allocation for each portfolio. Each neutral allocation initially divides the assets for the corresponding portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Lehman Brothers U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class.

The selection of specific combinations of Underlying Portfolios for each portfolio generally will be determined by PI in consultation with Morningstar Associates, LLC (Morningstar). Morningstar will employ various quantitative and qualitative research methods to propose weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each portfolio. PI will consider these proposals along with its own quantitative and qualitative research methods in setting preliminary weighted combinations of Underlying Portfolios for each portfolio.

PI will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PI will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI currently expects that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table in the section entitled "More Detailed Information About How the Portfolios Invest" for a description of these ranges. Consistent with each portfolio's principal investment policies, PI may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in its sole discretion. In addition, PI may, at any time in its sole discretion, rebalance a portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights.

Although PI and AST Investment Services, Inc. serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the Sub-advisors. Morningstar is not involved in, or

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responsible for, the management of the Underlying Portfolios.The extent to which Morningstar's recommendations are adopted and implemented is determined in the sole discretion of PI.

These portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of January 31, 2007, the average market capitalization of the companies in the Russell Midcap® Growth Index was $8.7 billion and the median market capitalization was $4.4 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk
  derivatives risk
  foreign investment risk
  leveraging risk
  liquidity risk
  management risk
  market risk
  portfolio turnover risk

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of mid-cap companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31 , 2007, the range was from $1.1 billion to $20.3 billion.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, 80% of its net assets in the equity securities of mid-cap companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's

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investment objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

WEDGE Capital Management, LLP ("WEDGE") is responsible for managing approximately 50% of the Portfolio's assets. This subadviser normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE's research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the Portfolio are reviewed and approved by the firm's Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC ("EARNEST") is responsible for managing approximately 50% of the Portfolio's assets. This subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the subadviser to review thousands of companies and focus on those it considers the best prospects.

Next, the approximately 150 companies identified in the screening process with superior financial and market characteristics are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The subadviser seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The subadviser uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the subadviser selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high-expected excess returns and limited risk of meaningful underperformance. This subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk
  derivatives risk
  foreign investment risk
  leveraging risk
  liquidity risk
  management risk
  market risk

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AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk
  credit risk
  derivatives risk
  foreign investment risk
  industry/sector risk
  leveraging risk
  liquidity risk
  management risk
  market risk
  real estate risk

AST Western Asset Core Plus Bond Portfolio

Investment Objective: To maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

The investment objective and specified average duration figure are not fundamental policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective. Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisers for the Portfolio.

The Portfolio will invest in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Portfolio may invest in a variety of securities and instruments, including:

(1) U.S. Government Obligations:
(2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);
(3) inflation-indexed securities;
(4) mortgage- and other asset-backed securities;
(5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;
(6) fixed-income securities of non-governmental U.S. or non-U.S. issuers;
(7) taxable municipal obligations;
(8) variable and floating rate debt securities;
(9) commercial paper and other short-term investments;
(10) certificates of deposit, time deposits, and bankers' acceptances;
(11) loan participations and assignments;

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(12) structured notes; and
(13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset or WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case-by-case basis. As a result, the Portfolio may from time to time hold debt securities that are rated below investment grade. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.

The Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Western Asset Management Company and Western Asset Management Company Limited.

Principal Risks:

  asset-backed securities risk
  credit risk
  derivatives risk
  foreign investment risk
  high yield risk
  inflation-indexed securities risk
  interest rate risk
  liquidity risk
  management risk
  market risk
  mortgage risk
  portfolio turnover risk
  prepayment risk
  selection risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of the Portfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk: The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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Currency Risk: The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Leverage Risk: The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will

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engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large

12

companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Nondiversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real Estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

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Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

The AST Western Asset Core Plus Bond Portfolio is new, and therefore no performance history is available.

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AST Capital Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.25%, 4th quarter 2006	-2.10%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	13.67%	12.92%
Standard & Poor's 500 Index*	15.78%	14.52%
Primary Blended Index**	15.10%	14.90%
Secondary Blended Index***	13.43%	12.56%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (64%), the MSCI EAFE Index (GD) (16%) and the Lehman Brothers Aggregate Bond Index (20%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Balanced Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.05%, 4th quarter, 2006	-1.73%, 2nd quarter, 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	11.77%	11.25%
S&P 500 Index*	15.78%	14.52%
Primary Blended Index**	13.03%	12.98%
Secondary Blended Index***	11.69%	11.10%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (52%), MSCI EAFE Index (GD) (13%), and Lehman Brothers Aggregate Bond Index (35%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Lehman Brothers Aggregate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Conservative Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.31%, 4th quarter 2006	-1.45%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	10.56%	10.23%
S&P 500 Index*	15.78	14.52
Primary Blended Index**	11.66	11.72
Secondary Blended Index***	10.53	10.14

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (44%), MSCI EAFE Index (GD) (11%), and Lehman Brothers Aggregate Bond Index (45%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Lehman Brothers Aggregate Bond Index (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Preservation Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
3.63%, 4th quarter 2006	-1.07%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	7.96%	7.91%
S&P 500 Index*	15.78%	14.52%
Primary Blended Index**	8.96%	9.21%
Secondary Blended Index***	8.25%	8.22%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Lehman Brothers Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Lehman Brothers Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Mid-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%, 2nd quarter 2003	-17.80%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 years	Since Inception (10/23/00)
Portfolio	14.24%	8.39%	6.50%
Standard & Poor's 500 Index*	15.78%	6.18%	1.58%
Russell Midcap Value Index**	20.22%	15.88%	14.44%
Russell 3000 Value Index***	22.34%	11.20%	8.48%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Portfolio no longer utilizes the Russell 3000 Value Index as a performance benchmark, and instead utilizes the Russell Midcap Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
49.26%, 4th quarter 1999	-29.71% 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	14.06%	6.18%	6.97%
Standard & Poor's MidCap 400 Index*	10.32%	10.89%	13.47%
Russell Midcap Growth Index**	10.66%	8.22%	8.62%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Cohen & Steers Realty Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.44%, 4th quarter 2004	-10.76%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/06
	1 year	5 year	Since Inception (1/2/98)
Portfolio	36.73%	25.03%	14.60%
NAREIT Equity REIT Index*	35.06%	23.20%	13.85%
Wilshire Reit Index**	36.13%	23.84%	14.81%

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Wilshire REIT index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2006 and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Capital Growth Asset Allocation	None	.15	None	.02	.95	1.12
AST Balanced Asset Allocation	None	.15	None	.02	.90	1.07
AST Conservative Asset Allocation	None	.15	None	.04	.89	1.08
AST Preservation Asset Allocation	None	.15	None	.08	.82	1.05
AST Neuberger Berman Mid-Cap Growth	None	.90	None	.14	-	1.04
AST Mid-Cap Value	None	.95	None	.21	-	1.16
AST Cohen & Steers Realty	None	1.00	None	.13	-	1.13
AST Western Asset Core Plus Bond	None	0.70	None	.10(4)	-	0.80

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$114	$356	$617	$1,363
AST Balanced Asset Allocation	109	340	590	1,306
AST Conservative Asset Allocation	110	343	595	1,317
AST Preservation Asset Allocation	107	334	579	1,283
AST Neuberger Berman Mid-Cap Growth	106	331	574	1,271
AST Mid-Cap Value	118	368	638	1,409
AST Cohen & Steers Realty	115	359	622	1,375
AST Western Asset Core Plus Bond	82	255	-	-

Notes to Portfolio Operating Expenses and Examples Tables

1Shares of the Portfolios are generally purchased through variable insurance products. The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% adminstrative services fee is voluntarily waived. The Dynamic Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2006. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST Cohen & Steers Realty: 1.45%; AST Mid-Cap Value: 1.45%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Dynamic Asset Allocation Portfolios: 0.20%.

4 Based on estimated amounts for the current fiscal year. As used in connection with the Western Asset Core Plus Bond Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Western Asset Core Plus Bond Portfolio also will pay participating insurance companies an administrative services fee of between 0.07% and 0.10% of its average daily net assets on an annualized basis. Such administrative fees will compensate participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Dynamic Asset Allocation Portfolios

AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each of the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio (collectively, the "Dynamic Asset Allocation Portfolios") is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks. Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain mony market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by Prudential Investments LLC (PI). As a general matter, PI begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class.

The selection of specific combinations of Underlying Portfolios for each Dynamic Asset Allocation Portfolio generally will be determined by PI in consultation with Morningstar Associates, LLC (Morningstar). Morningstar will employ various quantitative and qualitative research methods to propose weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Dynamic Asset Allocation Portfolio. PI will consider these proposals along with its own quantitative and qualitative research methods in setting preliminary weighted combinations of Underlying Portfolios for each Dynamic Asset Allocation Portfolio.

25

PI will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PI will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Dynamic Asset Allocation Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Under normal conditions, PI currently expects that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments

AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5%-100%)	0% (Generally range from 0-7.5%)
AST Capital Growth Asset Allocation Portfolio	80% (Generally range from 72.5%-87.5%)	20% (Generally range from 12.5%-27.5%)
AST Balanced Asset Allocation Portfolio	65% (Generally range from 57.5%-72.5%)	35% (Generally range from 27.5%-42.5%)
AST Conservative Asset Allocation Portfolio	55% (Generally range from 47.5%-62.5%)	45% (Generally range from 37.5%-52.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI currently expects that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in its sole discretion. In addition, PI may, at any time in its sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights.

Although PI and AST Investment Services, Inc. serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the Subadvisers. Morningstar is not involved in, or responsible for, the management of the Underlying Portfolios. The extent to which Morningstar's recommendations are adopted and implemented is determined in the sole discretion of PI.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Dynamic Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Temporary Investments. Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

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Principal Risks. The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, and AST Conservative Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible

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securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

Principal Investment Strategies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, as noted earlier, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below:

WEDGE is responsible for managing approximately 50% of the Portfolio's assets. This subadviser normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE's research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm's Investment Policy Committee. The subadviser's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value

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Model ranking falls to a predetermined level.

EARNEST is responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor expects to focus primarily on companies with a market capitalization between $1 billion and $20 billion at time of purchase. This subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the subadviser to review thousands of companies and focus on those it considers the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The subadviser seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The subadviser uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the subadviser selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high expected excess returns and limited risk of meaningful underperformance. This subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Although the Portfolio will invest primarily in common stocks of U.S. mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales "against the box".

Temporary Investments. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

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  common stocks (including shares in real estate investment trusts),

  rights or warrants to purchase common stocks,

  securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and preferred stocks.

  Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

  Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

  As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

  While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

  In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

  Non-Diversified Status: The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the Investment Company Act of 1940 in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

  Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

  Temporary Investments: When the subadviser believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST Western Asset Core Plus Bond Portfolio

Investment Objective: to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

The investment objective and specified average duration figure are not fundamental policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval.

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Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in debt and fixed-income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To the extent required by applicable law, the Portfolio may not change its policy to invest at least 80% of its net assets in debt and fixed-income securities unless it provides shareholders with at least 60 days' written notice of such change.

For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes. For purposes of the non-fundamental investment restriction set forth above, the Portfolio will consider an instrument, including a synthetic instrument, to be a debt or fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to a debt or fixed-income security. For example, a Portfolio will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to debt or fixed-income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Portfolio will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes.

Fixed income securities include:
(1) U.S. Government Obligations;
(2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);
(3) inflation-indexed securities;
(4) mortgage- and other asset-backed securities;
(5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;
(6) fixed-income securities of non-governmental U.S. or non-U.S. issuers;
(7) taxable municipal obligations;
(8) variable and floating rate debt securities;
(9) commercial paper and other short-term investments;
(10) certificates of deposit, time deposits, and bankers' acceptances;
(11) loan participations and assignments;
(12) structured notes; and
(13) repurchase agreements.

Duration refers to the range within which the average modified duration of a Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Portfolio's average modified duration back within its expected average modified duration range within a reasonable period of time.

The Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.

In addition, the Portfolio may also:

  invest up to 25% of its total assets in the securities of non-U.S. issuers;

  invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

  hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

  buy or sell securities on a forward commitment basis;

  lend its portfolio securities;

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  engage in non-U.S. currency exchange transactions;

  engage in reverse repurchase agreements; or

  borrow money for temporary or emergency purposes or for investment purposes.

The Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments. As a temporary measure for defensive purposes, the Portfolio may invest without limitation in the money market mutual funds, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks

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including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Managers, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc., ("AST") One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Fund since 1992, and serves as co-investment manager to all of the Portfolios of the Fund. AST serves as co-manager of the Fund along with Prudential Investments LLC ("PI"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Investment Managers have engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board of Trustees of the Fund, to change subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees. As set forth above, PI also will conduct the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser or PI buys a security as another subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2006:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
AST Capital Growth Asset Allocation	.15
AST Balanced Asset Allocation	.15
AST Conservative Asset Allocation	.15
AST Preservation Asset Allocation	.15
AST Neuberger Berman Mid-Cap Growth	.87
AST Mid-Cap Value	.95
AST Cohen & Steers Realty	1.00
AST Western Asset Core Plus Bond	N/A

Investment Subadvisers

The Portfolios of the Fund each have one more or more investment subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management, Inc.
AST Mid-Cap Value	WEDGE Capital Management, LLP
EARNEST Partners LLC
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
AST Western Asset Core Plus Bond	Western Asset Management Company
Western Asset Management Company Limited

Descriptions of each subadviser are set out below:

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $126.9 billion in assets under management as of December 31, 2006. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

WEDGE Capital Management, LLP (WEDGE) is an independent investment advisor owned and operated by 13 General Partners. As of December 31, 2006, WEDGE had approximately $9.1 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2006, managed approximately $25.9 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Cohen & Steers Capital Management, Inc. (Cohen & Steers)is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ("REITs"). As of December 31, 2006, Cohen & Steers managed approximately $29.9 billion in assets.

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Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers is located at 280 Park Avenue, New York, New York 10017.

Western Asset Management Company and Western Asset Management Company Limited. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $512 billion as of June 30, 2006. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of WAML is 10 Exchange Place, London, England.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Brian Ahrens is the Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. His staff of professionals is responsible for over 150 managers and 400 different investment styles that represent approximately $110 billion in total assets. Mr. Ahrens has been with Prudential for over 15 years. Most recently he worked for Prudential Securities on their Fixed Income Sales/Trading Desk where he was an Associate Vice President.

Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek. Mr. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

AST Mid-Cap Value Portfolio

Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 total years of investment experience. He serves on several boards, including North Carolina Outward Bound. He is also a frequent commentator for several news organizations, such as CNBC, Radio Wall Street and the Atlanta Journal Constitution. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

Paul M. VeZolles, Gilbert E. Galle and John G. Norman are responsible for the day-to-day management of the portion of the Portfolio managed by WEDGE. Paul M. VeZolles, CFA, General Partner, is primarily responsible for the day-to-day management of the portfolio. Mr.VeZolles has twenty-two years of investment experience and is responsible for equity research on companies with market capitalizations between $1 billion and $15 billion. Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University.

Gilbert E. Galle, General Partner, has twenty-nine years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 1988, Mr. Galle was a Senior Vice President of Shearson Lehman Hutton responsible for institutional research marketing in their Southeastern Region. He was formerly associated with Bear, Stearns Co. in Atlanta and Rotan Mosle Inc. in Houston, Texas. Mr. Galle received his Bachelor of Arts degree from Washburn University and is a member of the North Carolina Society of Financial Analysts.

John G. Norman, General Partner, has sixteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004, Mr. Norman was a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and James S. Corl.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice

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president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

James Corl, executive vice president, is the chief investment officer for all of Cohen Steers' real estate securities portfolios, a portfolio manager for the firm's global and international real estate securities portfolios and a member of the investment committee. He has 17 years of experience. Prior to joining the firm in 1997, Mr. Corl was a vice president and co-portfolio manager for two years with Heitman/PRA Securities Advisors, a REIT fund manager. Previously, he was an associate in the real estate investment banking group of Credit Suisse First Boston, where he specialized in the initial public offerings of REITs. Mr. Corl has a BA degree with honors from Stanford University and an MBA degree from the Wharton School. He is based in New York.

Cohen & Steers utilizes a team-based approach in managing the Portfolio. Mr.Cohen, Mr. Steers and Mr. Harvey are the leaders of this team and they act in a supervisory capacity. Mr. Corl directs and supervises the execution of the Portfolio's investment strategy, and leads and guides the other members of the real estate securities investment team. In addition, Mr. Corl serves as chief investment officer of real estate securities investment management for Cohen & Steers and in this role he oversees Cohen & Steers' securities research analysts.

AST Western Asset Core Plus Bond Portfolio

The Portfolio is managed by a team of portfolio managers, sector specialists, and other investment professionals. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration, weighting and term structure decisions. Mr. Leech and Mr. Walsh have been employed by Western Asset as portfolio managers for at least the past five years.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios' policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Purchases and sales of shares of the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio's investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund's Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a

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result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios' policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolios' investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securitiesfor which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the

43

day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

44

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is described in the Fund's SAI and on the Fund's website.

45

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the years ended December 31, 2006, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

Because the Western Asset Core Plus Bond Portfolio is new, no financial or performance information is available.

46

	AST Capital Growth Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04	—	(d)
Net realized and unrealized gain on investments	1.30	0.02

Total from investment operations	1.34	0.02

Net Asset Value, end of period	$11.36	$10.02

Total Investment Return(a)	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,805.6	$245.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.54	%(c)
Net investment income (loss)	0.57%	(0.20	)%(b)
Portfolio turnover rate	21%	1	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.

	AST Balanced Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	—	(d)
Net realized and unrealized gain on investments	1.05	0.04

Total from investment operations	1.14	0.04

Net Asset Value, end of period	$11.18	$10.04

Total Investment Return(a)	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,005.3	$216.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.58	%(c)
Net investment income (loss)	0.85%	(0.20	)%(c)
Portfolio turnover rate	22%	2	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

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	AST Conservative Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	—	(d)
Net realized and unrealized gain on investments	0.95	0.04

Total from investment operations	1.04	0.04

Net Asset Value, end of period	$11.08	$10.04

Total Investment Return(a)	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$785.2	$51.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.19%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.19%	2.02	%(c)
Net investment income (loss)	0.90%	(0.20	)%(c)
Portfolio turnover rate	32%	2	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

	AST Preservation Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	—	(d)
Net realized and unrealized gain (loss) on investments	0.68	0.06

Total from investment operations	0.78	0.06

Net Asset Value, end of period	$10.84	$10.06

Total Investment Return(a)	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$309.4	$13.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.23%	6.28	%(c)
Net investment income (loss)	0.92%	(0.19	)%(c)
Portfolio turnover rate	70%	6	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

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	AST Neuberger Berman Mid-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.15	$14.23	$12.26		$9.39		$13.65

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.05)	(0.09)		(0.09)		(0.13)
Net realized and unrealized gain (loss) on investments	2.32	1.97	2.06		2.96		(4.13)

Total from investment operations	2.27	1.92	1.97		2.87		(4.26)

Net Asset Value, end of year	$18.42	$16.15	$14.23		$12.26		$9.39

Total Investment Return(a)	14.06%	13.49%	16.07%		30.56%		(31.21)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$659.0	$718.1	$400.6		$360.0		$287.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.01%	1.04%	1.15	%(b)	1.17	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.08%	1.16	%(b)	1.17	%(b)	1.16	%(b)
Net investment loss	(0.28)%	(0.58)%	(0.71)%		(0.83)%		(0.84)%
Portfolio turnover rate	33%	105%	90%		150%		104%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Mid-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.63	$12.03	$10.46		$7.77		$9.86

Income (Loss) From Investment Operations:
Net investment income	0.07	0.07	0.04		0.04		0.06
Net realized and unrealized gain (loss) on investments	1.59	0.58	1.56		2.72		(2.09)

Total from investment operations	1.66	0.65	1.60		2.76		(2.03)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	(0.03)		(0.07)		(0.06)
Distributions	(2.19)	—	—		—		—

Total dividends and distributions	(2.19)	(0.05)	(0.03)		(0.07)		(0.06)

Net Asset Value, end of year	$12.10	$12.63	$12.03		$10.46		$7.77

Total Investment Return(a)	14.24%	5.43%	15.32%		35.85%		(20.71)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.5	$161.2	$195.4		$181.9		$113.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.16%	1.17%	1.21	%(b)	1.20	%(b)	1.19	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.17%	1.21	%(b)	1.20	%(b)	1.19	%(b)
Net investment income	0.52%	0.45%	0.40%		0.41%		0.63%
Portfolio turnover rate	26%	109%	27%		30%		28%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

49

	AST Cohen & Steers Realty

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.78	$17.17	$12.91		$10.05		$10.11

Income (Loss) From Investment Operations:
Net investment income	0.48	0.59	0.41		0.49		0.49
Net realized and unrealized gain (loss) on investments	5.54	1.58	4.36		3.02		(0.22)

Total from investment operations	6.02	2.17	4.77		3.51		0.27

Less Dividends and Distributions:
Dividends from net investment income	—	(0.26)	(0.32)		(0.41)		(0.33)
Distributions from net realized gains	—	(1.30)	(0.19)		(0.24)		—
Distributions	(2.94)	—	—		—		—

Total dividends and distributions	(2.94)	(1.56)	(0.51)		(0.65)		(0.33)

Net Asset Value, end of year	$20.86	$17.78	$17.17		$12.91		$10.05

Total Investment Return(a)	36.73%	14.82%	37.95%		37.43%		2.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$563.0	$410.3	$423.5		$289.5		$177.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.09%	1.12	%(b)	1.24	%(b)	1.26	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.18%	1.23	%(b)	1.24	%(b)	1.26	%(b)
Net investment income	2.73%	3.27%	3.49%		5.43%		5.11%
Portfolio turnover rate	36%	32%	32%		34%		60%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

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APPENDIX

DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundaamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

51

ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

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SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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Inside Back Cover

Back Cover

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186